Putnam Research Fund
The fund's portfolio
4/30/19 (Unaudited)

COMMON STOCKS (96.4%)(a)
	Shares	Value
Aerospace and defense (1.2%)
Boeing Co. (The)	6,619	$2,499,930
TransDigm Group, Inc.(NON)	3,288	1,586,526

		4,086,456
Automobiles (1.2%)
General Motors Co.	107,323	4,180,231

		4,180,231
Banks (5.6%)
Bank of America Corp.	227,533	6,957,959
Citigroup, Inc.	72,117	5,098,672
JPMorgan Chase & Co.	25,574	2,967,863
SunTrust Banks, Inc.	16,973	1,111,392
Wells Fargo & Co.	49,505	2,396,537

		18,532,423
Beverages (2.0%)
Coca-Cola Co. (The)	107,779	5,287,638
PepsiCo, Inc.	11,828	1,514,575

		6,802,213
Biotechnology (1.6%)
AbbVie, Inc.	13,789	1,094,709
Amgen, Inc.	9,570	1,716,092
Celgene Corp.(NON)	4,584	433,921
Gilead Sciences, Inc.	12,933	841,162
Regeneron Pharmaceuticals, Inc.(NON)	1,438	493,435
Vertex Pharmaceuticals, Inc.(NON)	4,413	745,709

		5,325,028
Building products (1.3%)
Fortune Brands Home & Security, Inc.	37,847	1,997,565
Johnson Controls International PLC	65,843	2,469,113

		4,466,678
Capital markets (4.5%)
Apollo Global Management, LLC Class A	5,646	184,568
BlackRock, Inc.	3,885	1,885,157
E*Trade Financial Corp.	46,947	2,378,335
Goldman Sachs Group, Inc. (The)	17,694	3,643,548
Intercontinental Exchange, Inc.	16,658	1,355,128
KKR & Co., Inc. Class A	138,293	3,381,264
Raymond James Financial, Inc.	20,099	1,840,465

		14,668,465
Chemicals (3.0%)
Dow, Inc.(NON)	22,668	1,285,975
DowDuPont, Inc.	57,839	2,223,910
Ecolab, Inc.	2,014	370,737
FMC Corp.	14,131	1,117,197
Linde PLC	13,020	2,346,985
Sherwin-Williams Co. (The)	5,067	2,304,624
W.R. Grace & Co.	4,165	314,791

		9,964,219
Commercial services and supplies (0.6%)
Waste Connections, Inc.	23,151	2,147,718

		2,147,718
Communications equipment (0.4%)
Cisco Systems, Inc.	26,523	1,483,962

		1,483,962
Construction materials (0.2%)
Summit Materials, Inc. Class A(NON)	41,297	723,523

		723,523
Consumer finance (—%)
Oportun Financial Corp. (acquired 6/23/15, cost $133,158) (Private)(NON)(F)(RES)	46,722	100,179

		100,179
Containers and packaging (0.3%)
Avery Dennison Corp.	3,367	372,559
Ball Corp.	10,580	634,165

		1,006,724
Diversified telecommunication services (1.1%)
AT&T, Inc.	57,651	1,784,875
Verizon Communications, Inc.	35,735	2,043,685

		3,828,560
Electric utilities (2.8%)
American Electric Power Co., Inc.	35,709	3,054,905
Duke Energy Corp.	5,899	537,517
Edison International	6,979	445,051
Exelon Corp.	54,346	2,768,929
FirstEnergy Corp.	11,004	462,498
NextEra Energy, Inc.	8,082	1,571,464
Southern Co. (The)	11,041	587,602

		9,427,966
Electrical equipment (0.8%)
AMETEK, Inc.	16,007	1,411,337
Eaton Corp. PLC	17,182	1,423,013

		2,834,350
Entertainment (3.0%)
Activision Blizzard, Inc.	50,308	2,425,349
Electronic Arts, Inc.(NON)	17,076	1,616,243
Live Nation Entertainment, Inc.(NON)	20,666	1,350,316
NetEase, Inc. ADR (China)	5,984	1,702,628
Walt Disney Co. (The)	20,725	2,838,738

		9,933,274
Equity real estate investment trusts (REITs) (1.4%)
Gaming and Leisure Properties, Inc.(R)	75,378	3,043,764
SBA Communications Corp.(NON)(R)	7,511	1,530,216

		4,573,980
Food and staples retail (1.9%)
BJ's Wholesale Club Holdings, Inc.(NON)	27,012	765,790
Costco Wholesale Corp.	5,430	1,333,228
Walgreens Boots Alliance, Inc.	14,287	765,355
Walmart, Inc.	35,090	3,608,656

		6,473,029
Food products (1.2%)
Hershey Co. (The)	17,395	2,171,766
McCormick & Co., Inc. (non-voting shares)	12,557	1,933,401

		4,105,167
Health-care equipment and supplies (3.7%)
Abbott Laboratories	16,716	1,329,925
Baxter International, Inc.	5,681	433,460
Becton Dickinson and Co. (BD)	5,887	1,417,236
Boston Scientific Corp.(NON)	24,767	919,351
Danaher Corp.	31,404	4,159,146
Edwards Lifesciences Corp.(NON)	4,861	855,876
ICU Medical, Inc.(NON)	2,575	585,813
Intuitive Surgical, Inc.(NON)	2,471	1,261,767
Medtronic PLC	10,970	974,246

		11,936,820
Health-care providers and services (2.3%)
Cigna Corp.	24,752	3,931,608
CVS Health Corp.	16,242	883,240
UnitedHealth Group, Inc.	12,837	2,991,920

		7,806,768
Hotels, restaurants, and leisure (2.3%)
Chipotle Mexican Grill, Inc.(NON)	2,252	1,549,466
Hilton Worldwide Holdings, Inc.	23,949	2,083,324
MGM Resorts International	28,180	750,433
Wynn Resorts, Ltd.	12,215	1,764,457
Yum China Holdings, Inc. (China)	36,511	1,735,733

		7,883,413
Household products (1.8%)
Clorox Co. (The)	8,179	1,306,432
Procter & Gamble Co. (The)	44,469	4,735,059

		6,041,491
Independent power and renewable electricity producers (0.3%)
NRG Energy, Inc.	26,932	1,108,790

		1,108,790
Industrial conglomerates (2.2%)
Honeywell International, Inc.	28,518	4,951,581
Roper Technologies, Inc.	7,140	2,568,258

		7,519,839
Insurance (3.1%)
American International Group, Inc.	38,124	1,813,559
Assured Guaranty, Ltd.	86,859	4,143,174
Chubb, Ltd.	8,500	1,234,200
Prudential PLC (United Kingdom)	145,955	3,307,485

		10,498,418
Interactive media and services (5.7%)
Alphabet, Inc. Class A(NON)	8,449	10,130,013
Facebook, Inc. Class A(NON)	36,802	7,117,507
Pinterest, Inc. Class A(NON)	10,183	315,469
Tencent Holdings, Ltd. (China)	26,500	1,312,883

		18,875,872
Internet and direct marketing retail (4.0%)
Alibaba Group Holding, Ltd. ADR (China)(NON)(S)	2,628	487,678
Amazon.com, Inc.(NON)	5,471	10,539,991
Booking Holdings, Inc.(NON)	1,335	2,476,412

		13,504,081
IT Services (4.5%)
DXC Technology Co.	53,744	3,533,131
Fidelity National Information Services, Inc.	27,136	3,145,876
First Data Corp. Class A(NON)	54,711	1,414,826
GoDaddy, Inc. Class A(NON)	12,251	998,457
Visa, Inc. Class A	37,696	6,198,353

		15,290,643
Life sciences tools and services (0.5%)
Mettler-Toledo International, Inc.(NON)	1,548	1,153,662
Thermo Fisher Scientific, Inc.	2,314	642,019

		1,795,681
Machinery (0.8%)
Deere & Co.	5,391	892,911
Fortive Corp.	22,360	1,930,562

		2,823,473
Media (1.3%)
Charter Communications, Inc. Class A(NON)	5,707	2,118,381
Comcast Corp. Class A	50,574	2,201,486

		4,319,867
Metals and mining (0.5%)
Freeport-McMoRan, Inc. (Indonesia)	141,709	1,744,438

		1,744,438
Multi-utilities (0.6%)
Ameren Corp.	6,563	477,590
CMS Energy Corp.	9,286	515,837
Dominion Energy, Inc.	7,196	560,353
Sempra Energy	4,635	593,048

		2,146,828
Oil, gas, and consumable fuels (5.4%)
BP PLC (United Kingdom)	650,881	4,732,626
Brigham Minerals, Inc. Class A(NON)	53,928	1,106,063
Cairn Energy PLC (United Kingdom)(NON)	372,183	829,209
Cenovus Energy, Inc. (Canada)	447,310	4,434,035
Encana Corp. (Canada)	191,840	1,328,861
Enterprise Products Partners LP	72,564	2,077,507
Kinder Morgan, Inc.	94,612	1,879,940
Kosmos energy, Ltd.	177,021	1,184,270
Williams Cos., Inc. (The)	5,791	164,059

		17,736,570
Pharmaceuticals (4.2%)
Allergan PLC	7,218	1,061,046
Bristol-Myers Squibb Co.	29,078	1,350,092
Eli Lilly & Co.	14,998	1,755,366
Johnson & Johnson	30,520	4,309,424
Merck & Co., Inc.	39,434	3,103,850
Pfizer, Inc.	66,602	2,704,707

		14,284,485
Road and rail (1.6%)
Norfolk Southern Corp.	10,826	2,208,721
Union Pacific Corp.	17,295	3,061,907

		5,270,628
Semiconductors and semiconductor equipment (4.1%)
Intel Corp.	54,410	2,777,086
NXP Semiconductors NV	40,188	4,244,657
ON Semiconductor Corp.(NON)	114,333	2,636,519
Qualcomm, Inc.	49,734	4,283,589

		13,941,851
Software (6.9%)
Adobe, Inc.(NON)	12,401	3,586,989
Everbridge, Inc.(NON)	17,944	1,325,882
Microsoft Corp.	112,584	14,703,471
Salesforce.com, Inc.(NON)	21,656	3,580,820

		23,197,162
Specialty retail (2.7%)
Advance Auto Parts, Inc.	3,738	621,704
Burlington Stores, Inc.(NON)	4,636	783,067
CarMax, Inc.(NON)(S)	8,988	699,806
Home Depot, Inc. (The)	28,485	5,802,395
TJX Cos., Inc. (The)	20,580	1,129,430

		9,036,402
Technology hardware, storage, and peripherals (2.8%)
Apple, Inc.	46,333	9,297,643

		9,297,643
Textiles, apparel, and luxury goods (0.8%)
Levi Strauss & Co. Class A(NON)	24,790	555,544
NIKE, Inc. Class B	23,221	2,039,500

		2,595,044
Trading companies and distributors (0.2%)
Yellow Cake PLC 144A (United Kingdom)(NON)	263,052	738,581

		738,581

Total common stocks (cost $270,856,116)		$324,058,933

CONVERTIBLE PREFERRED STOCKS (0.1%)(a)
	Shares	Value
Oportun Financial Corp. Ser. A-1, 8.00% cv. pfd. (acquired 6/23/15, cost $365) (Private)(NON)(F)(RES)	128	$274
Oportun Financial Corp. Ser. B-1, 8.00% cv. pfd. (acquired 6/23/15, cost $6,955) (Private)(NON)(F)(RES)	2,208	5,233
Oportun Financial Corp. Ser. C-1, 8.00% cv. pfd. (acquired 6/23/15, cost $16,334) (Private)(NON)(F)(RES)	3,209	12,288
Oportun Financial Corp. Ser. D-1, 8.00% cv. pfd. (acquired 6/23/15, cost $23,689) (Private)(NON)(F)(RES)	4,654	17,822
Oportun Financial Corp. Ser. E-1, 8.00% cv. pfd. (acquired 6/23/15, cost $13,286) (Private)(NON)(F)(RES)	2,420	9,995
Oportun Financial Corp. Ser. F, 8.00% cv. pfd. (acquired 6/23/15, cost $40,105) (Private)(NON)(F)(RES)	5,222	30,172
Oportun Financial Corp. Ser. F-1, 8.00% cv. pfd. (acquired 6/23/15, cost $112,481) (Private)(NON)(F)(RES)	39,467	84,623
Oportun Financial Corp. Ser. G, 8.00% cv. pfd. (acquired 6/23/15, cost $142,232) (Private)(NON)(F)(RES)	49,906	107,006
Oportun Financial Corp. Ser. H, 8.00% cv. pfd. (acquired 2/6/15, cost $206,805) (Private)(NON)(F)(RES)	72,632	155,578

Total convertible preferred stocks (cost $562,252)		$422,991

U.S. TREASURY OBLIGATIONS (—%)(a)
	Principal amount	Value
U.S. Treasury Notes 2.125%, 9/30/21(i)	$123,000	$122,866

Total U.S. treasury obligations (cost $122,866)		$122,866

SHORT-TERM INVESTMENTS (3.3%)(a)
		Principal amount/ shares	Value
Putnam Cash Collateral Pool, LLC 2.72%(AFF)	Shares	1,051,650	$1,051,650
Putnam Short Term Investment Fund 2.60%(AFF)	Shares	9,137,023	9,137,023
U.S. Treasury Bills 2.467%, 5/9/19		$363,000	362,808
U.S. Treasury Bills 2.434%, 5/23/19(SEG)		543,000	542,213

Total short-term investments (cost $11,093,688)			$11,093,694
TOTAL INVESTMENTS

Total investments (cost $282,634,922)			$335,698,484

FUTURES CONTRACTS OUTSTANDING at 4/30/19 (Unaudited)
	Number of contracts	Notional amount	Value	Expiration date	Unrealized appreciation/ (depreciation)
S&P 500 Index E-Mini (Long)	30	$4,418,745	$4,422,750	Jun-19	$47,803

Unrealized appreciation					47,803

Unrealized (depreciation)					—

Total					$47,803

	FORWARD CURRENCY CONTRACTS at 4/30/19 (aggregate face value $31,966,781) (Unaudited)
	Counterparty	Currency	Contract type*	Delivery date	Value	Aggregate face value	Unrealized appreciation/ (depreciation)
	Bank of America N.A.
		British Pound	Sell	6/19/19	$5,530,392	$5,628,038	$97,646
		Canadian Dollar	Sell	7/17/19	1,345,419	1,351,177	5,758
		Euro	Buy	6/19/19	112,168	114,362	(2,194)
	Barclays Bank PLC
		British Pound	Sell	6/19/19	1,905,562	1,942,367	36,805
		Canadian Dollar	Sell	7/17/19	335,270	336,818	1,548
	Citibank, N.A.
		Canadian Dollar	Sell	7/17/19	929,379	927,677	(1,702)
	Goldman Sachs International
		British Pound	Sell	6/19/19	1,644,227	1,672,615	28,388
		Canadian Dollar	Sell	7/17/19	59,680	59,924	244
	HSBC Bank USA, National Association
		Chinese Yuan (Offshore)	Buy	5/15/19	4,557,207	4,546,509	10,698
		Chinese Yuan (Offshore)	Sell	5/15/19	4,557,207	4,531,703	(25,504)
		Chinese Yuan (Offshore)	Sell	8/21/19	4,556,084	4,545,062	(11,022)
	JPMorgan Chase Bank N.A.
		Canadian Dollar	Sell	7/17/19	2,334,029	2,343,907	9,878
		South Korean Won	Buy	5/15/19	1,539,969	1,600,100	(60,131)
		South Korean Won	Sell	5/15/19	1,539,969	1,610,113	70,144
	State Street Bank and Trust Co.
		Canadian Dollar	Sell	7/17/19	750,937	754,380	3,443
		Israeli Shekel	Buy	7/17/19	2,039	2,029	10

	Unrealized appreciation						264,562

	Unrealized (depreciation)						(100,553)

	Total						$164,009
*	The exchange currency for all contracts listed is the United States Dollar.

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 4/30/19 (Unaudited)
Swap counterparty/ notional amount	Value	Upfront premium received (paid)	Termination date	Payments received (paid) by fund	Total return received by or paid by fund	Unrealized appreciation/ (depreciation)
Goldman Sachs International
$3,153,074	$3,177,706	$—	12/15/20	1 month USD-LIBOR-BBA minus 0.58% — Monthly	Russell 2000 Total Return Index — Monthly	$(22,477)

Upfront premium received		—	Unrealized appreciation			—

Upfront premium (paid)		—	Unrealized (depreciation)			(22,477)

Total		$—			Total	$(22,477)

Key to holding's abbreviations
ADR	American Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank
OTC	Over-the-counter
Notes to the fund's portfolio
Unless noted otherwise, the notes to the fund's portfolio are for the close of the fund's reporting period, which ran from August 1, 2018 through April 30, 2019 (the reporting period). Within the following notes to the portfolio, references to "Putnam Management" represent Putnam Investment Management, LLC, the fund's manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC, references to "ASC 820" represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures and references to "OTC", if any, represent over-the-counter.
(a)	Percentages indicated are based on net assets of $336,119,340.
(NON)	This security is non-income-producing.
(RES)	This security is restricted with regard to public resale. The total fair value of this security and any other restricted securities (excluding 144A securities), if any, held at the close of the reporting period was $523,170, or 0.2% of net assets.
(AFF)	Affiliated company. For investments in Putnam Cash Collateral Pool, LLC and Putnam Short Term Investment Fund, the rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period. Transactions during the period with any company which is under common ownership or control were as follows:
	Name of affiliate	Fair value as of 7/31/18	Purchase cost	Sale proceeds	Investment income	Shares outstanding and fair value as of 4/30/19
Short-term investments
	Putnam Cash Collateral Pool, LLC*#	$4,225,975	$27,465,288	$30,639,613	$70,168	$1,051,650
	Putnam Short Term Investment Fund**	8,552,780	39,116,272	38,532,029	103,546	9,137,023

	Total Short-term investments	$12,778,755	$66,581,560	$69,171,642	$173,714	$10,188,673
* No management fees are charged to Putnam Cash Collateral Pool, LLC. There were no realized or unrealized gains or losses during the period.
# The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the fair value of the securities loaned. The fair value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The remaining maturities of the securities lending transactions are considered overnight and continuous. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. The fund received cash collateral of $1,051,650, which is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC. The rate quoted in the security description is the annualized 7-day yield at the close of the reporting period. At the close of the reporting period, the value of securities loaned amounted to $1,031,134.
** Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management. There were no realized or unrealized gains or losses during the period.
(SEG)	This security, in part or in entirety, was pledged and segregated with the broker to cover margin requirements for futures contracts at the close of the reporting period. Collateral at period end totaled $205,691.
(F)	This security is valued by Putnam Management at fair value following procedures approved by the Trustees. Securities are classified as Level 3 for ASC 820 based on the securities' valuation inputs. At the close of the reporting period, fair value pricing was also used for certain foreign securities in the portfolio.
(i)	This security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts.
(R)	Real Estate Investment Trust.
(S)	This security is on loan, in part or in entirety, at the close of the reporting period.
At the close of the reporting period, the fund maintained liquid assets totaling $22,585 to cover certain derivative contracts.
Unless otherwise noted, the rates quoted in Short-term investments security descriptions represent the weighted average yield to maturity.
144A after the name of an issuer represents securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
The dates shown on debt obligations are the original maturity dates.
Security valuation: Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.
Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under ASC 820. If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.
Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.
Market quotations are not considered to be readily available for certain debt obligations (including short-term investments with remaining maturities of 60 days or less) and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2.
Many securities markets and exchanges outside the U.S. close prior to the scheduled close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the scheduled close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value certain foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. The foreign equity securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. At the close of the reporting period, fair value pricing was used for certain foreign securities in the portfolio. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.
To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security's fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.
To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. {^^^ Certain securities may be valued on the basis of a price provided by a single source. ^^^}The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.
Futures contracts: The fund used futures contracts to equitize cash.
The potential risk to the fund is that the change in value of futures contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.
Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as“variation margin”.
For the fund's average number of futures contracts, see the appropriate table at the end of these footnotes.
Forward currency contracts: The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts were used to hedge foreign exchange risk.
The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The fair value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in fair value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position.
For the fund's average contract amount on forward currency contracts, see the appropriate table at the end of these footnotes.
Total return swap contracts: The fund entered into OTC and/or centrally cleared total return swap contracts, which are arrangements to exchange a market-linked return for a periodic payment, both based on a notional principal amount to gain exposure to a basket of securities.
To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. OTC and/or centrally cleared total return swap contracts are marked to market daily based upon quotations from an independent pricing service or market maker. Any change is recorded as an unrealized gain or loss on OTC total return swaps. Daily fluctuations in the value of centrally cleared total return swaps are settled through a central clearing agent and are recorded as unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain OTC and/or centrally cleared total return swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. The fund’s maximum risk of loss from counterparty risk or central clearing risk is the fair value of the contract. This risk may be mitigated for OTC total return swap contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared total return swap contracts through the daily exchange of variation margin. There is minimal counterparty risk with respect to centrally cleared total return swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default.
For the fund's average notional amount on total return swap contracts, see the appropriate table at the end of these footnotes.
Master agreements: The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and, with respect to those amounts which can be sold or repledged, is presented in the fund’s portfolio.
Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.
Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.
At the close of the reporting period, the fund had a net liability position of $27,530 on open derivative contracts subject to the Master Agreements. There was no collateral posted by the fund at period end for these agreements.

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:
Level 1: Valuations based on quoted prices for identical securities in active markets.
Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.
The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:
	Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Common stocks*:
Communication services	$35,644,690	$1,312,883	$—
Consumer discretionary	37,199,171	—	—
Consumer staples	23,421,900	—	—
Energy	12,174,735	5,561,835	—
Financials	40,391,821	3,307,485	100,179
Health care	41,148,782	—	—
Industrials	29,149,142	738,581	—
Information technology	63,211,261	—	—
Materials	13,438,904	—	—
Real estate	4,573,980	—	—
Utilities	12,683,584	—	—

Total common stocks	313,037,970	10,920,784	100,179
Convertible preferred stocks	—	—	422,991
U.S. treasury obligations	—	122,866	—
Short-term investments	9,137,023	1,956,671	—

Totals by level	$322,174,993	$13,000,321	$523,170
	Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3
Forward currency contracts	$—	$164,009	$—
Futures contracts	47,803	—	—
Total return swap contracts	—	(22,477)	—

Totals by level	$47,803	$141,532	$—
* Common stock classifications are presented at the sector level, which may differ from the fund's portfolio presentation.
At the start and close of the reporting period, Level 3 investments in securities represented less than 1% of the fund's net assets and were not considered a significant portion of the fund's portfolio.
Fair Value of Derivative Instruments as of the close of the reporting period
	Asset derivatives	Liability derivatives
Derivatives not accounted for as hedging instruments under ASC 815	Fair value	Fair value
Foreign exchange contracts	$264,562	$100,553
Equity contracts	47,803	22,477

Total	$312,365	$123,030

The volume of activity for the reporting period for any derivative type that was held at the close of the period is listed below and was based on an average of the holdings of that derivative at the end of each fiscal quarter in the reporting period:
Futures contracts (number of contracts)	10
Forward currency contracts (contract amount)	$26,100,000
OTC total return swap contracts (notional)	$3,100,000

For additional information regarding the fund please see the fund's most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission's Web site, www.sec.gov, or visit Putnam's Individual Investor Web site at www.putnaminvestments.com